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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our reports dated
March 3, 1999 included in Information Management Associates, Inc.'s Form 10-K for the year ended December 31, 1998 and to all references to our firm included in this registration statement.

                              Arthur Andersen LLP



Hartford, Connecticut
August 27, 1999